UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange

Act of 1934

Date of Report (Date of earliest event reported): April 4, 2024

NCL CORPORATION LTD.

(Exact name of Registrant as specified in its charter)

Bermuda	333-128780	20-0470163
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Terms and Conditions for Cruise Vessel Financing

On April 4, 2024, NCL Corporation Ltd. (“NCLC”), as guarantor, and its subsidiaries Oceania Next I, LLC, Oceania Next II, LLC, DaVinci One, LLC and DaVinci Two, LLC, as applicable, as borrowers, entered into separate credit facility agreements (collectively, the “Credit Facilities”) with Crédit Agricole Corporate and Investment Bank, as facility agent, ECA agent and security agent, and certain banks and financial institutions from time to time party thereto as lenders and joint mandated lead arrangers, for the financing of four new cruise vessels to be purchased by Oceania Next I, LLC (“Vessel 1”), Oceania Next II, LLC (“Vessel 2”), DaVinci One, LLC (“Vessel 3”) and DaVinci Two, LLC (“Vessel 4”) from Fincantieri S.p.A. (collectively, the “Ships”). Each of the Credit Facilities will be insured by insurance policies issued by SACE S.p.A., the Italian state export credit agency (“SACE”), subject to certain conditions. Vessel 1 will be built for delivery in 2027, Vessel 2 will be built for delivery in 2028 (which may be delayed to 2029), Vessel 3 will be built for delivery in 2026 and Vessel 4 will be built for delivery in 2029.

Credit Facilities

Overview

The purpose of the Credit Facilities is to provide partial financing for the purchase of the Ships. Each Credit Facility provides for a multi-draw term loan facility for up to (i) €724,000,000 (or its Dollar equivalent) for Vessel 1 and Vessel 2 and (ii) €652,800,000 (or its Dollar equivalent) for Vessel 3 and Vessel 4, plus, in each case, an amount equal to 100% of the applicable SACE insurance premium. The maturity date for each Credit Facility is the twelfth anniversary of the delivery date of the relevant Ship.

Availability

The loans under the Credit Facilities will be available for drawing to fund 80% of the pre-delivery installments and delivery payments under the construction contracts for the new Ships (the “Shipbuilding Contracts”), and to fund 100% of each related SACE insurance premium, subject to certain conditions.

Interest Rate and Fees

The loans under the Credit Facilities will bear interest at a floating interest rate equal to six-month Term SOFR with a zero floor plus a margin of 2.10% per annum.

In addition to paying interest on outstanding loans under our Credit Facilities, we will be required to pay customary arrangement, agency and commitment fees.

Payments, Reductions and Prepayments

The loans under the Credit Facilities will be repaid in full in twenty-four equal semi-annual installments beginning on the sixth-month anniversary of the delivery date.

The borrowers under the Credit Facilities may voluntarily and permanently reduce the loan commitments under each Credit Facility, in whole or in part, at any time during specified periods. Drawings under each Credit Facility may be prepaid at any time subject to certain restrictions under the Credit Facilities and under other credit facilities insured by SACE and Euler Hermes Aktiengesellschaft, the German state export credit agency, in relation to ships delivered by Fincantieri S.p.A. and Meyer Werft GmbH, respectively.

In addition, if a Shipbuilding Contract is terminated or certain events occur in relation to Fincantieri S.p.A. prior to the delivery date of the relevant Ship, the outstanding loans under the relevant Credit Facility will be repaid in full and the commitments thereunder will be terminated.

The borrower under the relevant Credit Facility will be required to prepay outstanding amounts under such Credit Facility upon the sale or total loss of the Ship after the delivery date for the applicable Ship.

Guarantee and Security

All obligations of the borrower under each Credit Facility will be guaranteed by NCLC, and will be secured by (i) prior to delivery as a condition to any drawings, a first priority perfected security interest in the equity of the borrower and first priority assignments of the relevant Shipbuilding Contract and refund guarantees issued in connection therewith and (ii) on delivery, a first lien ship mortgage on the relevant new Ship and by first priority assignments of certain interests related to such new Ship. In addition, 100% of the loans under each Credit Facility will be insured by SACE, subject to certain conditions.

The foregoing summaries of the Credit Facilities do not purport to be complete and are qualified in their entirety by reference to the full text of each of the agreements, which are filed herewith and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure.

On April 8, 2024, NCLC issued a press release announcing (i) new classes of ships for the Norwegian Cruise Line, Regent Seven Seas Cruises and Oceania Cruises brands, (ii) details regarding the financing of those ships and (iii) the construction of a pier at Great Stirrup Cay.

The information in Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of NCLC’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	SACE Facility Agreement, dated April 4, 2024, among Oceania Next I, LLC, as borrower, NCL Corporation Ltd., as guarantor, the lenders party thereto, Banco Santander, S.A., BNP Paribas, Caixabank S.A., Cassa Depositi e Prestiti S.P.A., Crédit Agricole Corporate and Investment Bank, KFW Ipex-Bank GMBH, as joint mandated lead arrangers, and Crédit Agricole Corporate and Investment Bank, as facility agent, ECA agent and security agent (incorporated herein by reference to Exhibit 10.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on April 8, 2024 (File No. 001-35784)).#
10.2	SACE Facility Agreement, dated April 4, 2024, among Oceania Next II, LLC, as borrower, NCL Corporation Ltd., as guarantor, the lenders party thereto, Banco Santander, S.A., BNP Paribas, Caixabank S.A., Cassa Depositi e Prestiti S.P.A., Crédit Agricole Corporate and Investment Bank, HSBC Bank PLC, JPMorgan Chase Bank, N.A., London Branch, KFW Ipex-Bank GMBH, as joint mandated lead arrangers, and Crédit Agricole Corporate and Investment Bank, as facility agent, ECA agent and security agent (incorporated herein by reference to Exhibit 10.2 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on April 8, 2024 (File No. 001-35784)).#
10.3	SACE Facility Agreement, dated April 4, 2024, among DaVinci One, LLC, as borrower, NCL Corporation Ltd., as guarantor, the lenders party thereto, Banco Santander, S.A., BNP Paribas, Caixabank S.A., Cassa Depositi e Prestiti S.P.A., Citibank, N.A. London Branch, Crédit Agricole Corporate and Investment Bank, KFW Ipex-Bank GMBH, as joint mandated lead arrangers, and Crédit Agricole Corporate and Investment Bank, as facility agent, ECA agent and security agent (incorporated herein by reference to Exhibit 10.3 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on April 8, 2024 (File No. 001-35784)).#
10.4	SACE Facility Agreement, dated April 4, 2024, among DaVinci Two, LLC, as borrower, NCL Corporation Ltd., as guarantor, the lenders party thereto, Banco Santander, S.A., BNP Paribas, Caixabank S.A., Cassa Depositi e Prestiti S.P.A., Crédit Agricole Corporate and Investment Bank, HSBC Bank PLC, JPMorgan Chase Bank, N.A., London Branch, KFW Ipex-Bank GMBH, as joint mandated lead arrangers, and Crédit Agricole Corporate and Investment Bank, as facility agent, ECA agent and security agent (incorporated herein by reference to Exhibit 10.4 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on April 8, 2024 (File No. 001-35784)).#
99.1	Press release, dated April 8, 2024.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

# Certain portions of this document that constitute confidential information have been redacted in accordance with Regulation S-K Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 8, 2024

NCL CORPORATION LTD.

By:	/s/ Mark A. Kempa
	Name:	Mark A. Kempa
	Title:	Executive Vice President and Chief Financial Officer